UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2010

MAKO Surgical Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road

Fort Lauderdale, Florida 33317

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 927-2044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2010, the Company’s Board of Directors (the “Board”) approved the recommendations of the Corporate Governance and Nominating Committee and (i) increased the size of the Board from eight (8) to nine (9) members, creating one Class III vacancy, and (ii) elected Richard R. Pettingill as a Class III director to fill the newly created vacancy effective as of August 23, 2010.

In connection with Mr. Pettingill’s election to the Board, on August 23, 2010, Mr. Pettingill was granted an option to purchase 3,300 shares of the Company’s common stock under the Company’s 2008 Omnibus Incentive Plan (the “2008 Plan”). Mr. Pettingill will be compensated on the same terms as the Company’s other non-employee directors, including an annual retainer fee of $24,000, meeting fees of $1,000 per in-person meeting  and $500 per telephonic meeting, and an annual option grant to purchase 3,300 shares of the Company’s common stock under the 2008 Plan.

Mr. Pettingill was not elected to serve on any of the committees of the Board at this time.  There are no arrangements or understandings between Mr. Petttingill and any other persons pursuant to which Mr. Pettingill was elected as a director.  There are no related person transactions involving Mr. Pettingill that are reportable under Item 404(a) of Regulation S-K.

Mr. Pettingill served as the President and Chief Executive Officer of Allina Hospitals and Clinics, Minnesota’s largest healthcare organization, from 2002 until his retirement in 2009.  While in this role, he also served on the board of directors of the Minnesota Hospital Association and the Minnesota Business Partnership. Prior to joining Allina Hospitals and Clinics, Mr. Pettingill served as Executive Vice President and Chief Operating Officer of Kaiser Foundation Health Plans and Hospitals from 1996 to 2002. From 1991 to 1995, he served as President and Chief Executive Officer of Camino Healthcare, a community based integrated delivery system.  Mr. Pettingill is a director and member of the compensation and quality, compliance and ethics committees of Tenent Healthcare Corporation.  Mr. Pettingill received a bachelor’s degree from San Diego State University and a master’s degree in health care administration from San Jose State University. He is currently a 2010 Fellow in the Advanced Leadership Initiative program at Harvard University.

The Company issued a press release on August 25, 2010, a copy of which is attached hereto as Exhibit 99.1, in connection with Mr. Pettingill’s election to the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by MAKO Surgical Corp. on August 25, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO Surgical Corp.

Date: August 25, 2010	By:	/s/ Menashe R. Frank
Menashe R. Frank, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by MAKO Surgical Corp. on August 25, 2010